AQR FUNDS

Supplement dated November 17, 2020 (“Supplement”)

to the Class I Shares and Class N Shares Summary Prospectus and Prospectus and the Class R6 Shares Summary Prospectus and Prospectus,

each dated January 29, 2020 and as amended

(collectively, the “Prospectuses”),

of the AQR Large Cap Momentum Style Fund, AQR Small Cap Momentum Style Fund, AQR International Momentum Style Fund, AQR Large Cap Multi-Style Fund, AQR Small Cap Multi-Style Fund, AQR International Multi-Style Fund and AQR TM Emerging Multi-Style Fund (each a “Fund”, and collectively, the “Funds”)

This Supplement updates certain information contained in the Prospectuses. Please review this important information carefully. You may obtain copies of a Fund’s Summary Prospectuses, Prospectuses and Statement of Additional Information free of charge, upon request, by calling (866) 290-2688, or by writing to AQR Funds, P.O. Box 2248, Denver, CO 80201-2248.

The Board of Trustees of AQR Funds (the “Trust”) has approved an Agreement and Plan of Reorganization with respect to each Fund, pursuant to which another existing AQR mutual fund (each, a “Target Fund”) will reorganize into each Fund (each, an “Acquiring Fund”). Each proposed transaction is referred to as a “Reorganization” and the proposed transactions are referred to collectively as the “Reorganizations.” The Target Fund and the Acquiring Fund for each Reorganization are shown in the table below.

Target Funds	Acquiring Funds

AQR Emerging Multi-Style Fund	AQR TM Emerging Multi-Style Fund*

AQR TM International Momentum Style Fund	AQR International Momentum Style Fund

AQR TM International Multi-Style Fund	AQR International Multi-Style Fund

AQR TM Large Cap Momentum Style Fund	AQR Large Cap Momentum Style Fund

AQR TM Large Cap Multi-Style Fund	AQR Large Cap Multi-Style Fund

AQR TM Small Cap Momentum Style Fund	AQR Small Cap Momentum Style Fund

AQR TM Small Cap Multi-Style Fund	AQR Small Cap Multi-Style Fund

*	Effective upon the closing of this Reorganization, the name of the “AQR TM Emerging Multi-Style Fund” will be changed to “AQR Emerging Multi-Style II Fund.”

The Reorganizations do not require any action by shareholders of the Acquiring Funds. Total annual Fund operating expenses (both before and after fee waivers and/or expense reimbursements) of each class of shares of each Fund are expected to either remain the same or decrease as a result of its Reorganization. Each Fund will pay for a portion of the costs of its Reorganization since its Reorganization is expected to benefit the Fund. Each Reorganization is expected to close during the first calendar quarter of 2021. Each Reorganization may be terminated or abandoned at any time before its closing by action of the Board of Trustees of the Trust.

Effective upon the closing of its Reorganization, the sections entitled “Fund Summary—Principal Investment Strategies of the Fund” and “Details About the Funds—Principal Investment Strategies” in each Fund’s Prospectuses will be supplemented or restated, as applicable, with the following disclosure:

When selecting securities for the portfolio, the Adviser may employ tax management strategies which consider the potential impact of federal income tax on shareholders’ investment return. These tax management strategies are generally designed to both (i) reduce the Fund’s overall realization of capital gains, and (ii) minimize the Fund’s realized short-term capital gains as a percentage of the Fund’s total realized capital gains (both long-term and short term), as compared to funds that do not take tax consequences into account. Investors should not expect that there will be no capital gain distributions or that the Fund’s short-term capital gains distributions will necessarily be less than its long-term capital gains distributions, however, as the Fund will balance investment considerations with tax consequences in making investment decisions and the Fund may not employ these tax management strategies at all times. The techniques that may be used to attempt to reduce the impact of federal income tax on shareholders’ investment returns include:

●	when believed by the Adviser to be appropriate, selling stocks to realize losses, with the specific purpose of offsetting gains;

●	deferring realizations of net capital gains;

●	limiting portfolio turnover that may result in taxable gains; and

●

choosing a tax accounting method that reduces tax liability: for example, using the highest-in, first-out (HIFO) method which sells tax lots of securities that have a higher tax basis before selling tax lots of securities that have a lower tax basis.

Effective upon the closing of its Reorganization, the sections entitled “Fund Summary—Principal Risks of Investing in the Fund” and “Risk Factors” in each Fund’s Prospectuses will be supplemented or restated, as applicable, with the following disclosure:

Tax-Managed Investment Risk: The performance of a Fund may deviate from that of non-tax managed funds and may not provide as high a return before consideration of federal income tax consequences as non-tax managed funds. Each Fund’s tax-sensitive investment strategies, when employed, involves active management with the intent of minimizing the amount of realized gains from the sale of securities; however, market conditions may limit a Fund’s ability to execute such strategies and the Fund may not employ tax-sensitive investment strategies at all times. Each Fund’s ability to utilize various tax-management techniques may be curtailed or eliminated in the future by tax legislation or regulation. Although each Fund expects that when it employs tax-sensitive investment strategies a smaller portion of its total return will consist of taxable distributions to shareholders as compared to non-tax managed funds, there can be no assurance about the size of taxable distributions to shareholders.

Distributions of ordinary income to shareholders may be reduced by investing in lower-yielding securities and/or stocks that pay dividends that would qualify for favorable federal tax treatment provided certain holding periods and other conditions are satisfied by the Fund. Each Fund may invest a portion of its assets in stocks and other securities that generate income taxable at ordinary income rates.

Effective upon the closing of the Reorganization of AQR Emerging Multi-Style Fund into AQR TM Emerging Multi-Style Fund (the “Emerging Multi-Style Funds Reorganization”), the Prospectuses will be amended and restated with the following disclosure:

All references to the fund name “AQR TM Emerging Multi-Style Fund” are amended and replaced with “AQR Emerging Multi-Style II Fund.”

Effective upon the closing of the Emerging Multi-Style Funds Reorganization, the Prospectuses will be amended and restated to remove “after-tax” from the investment objective of the AQR TM Emerging Multi-Style Fund and replace it with the following investment objective disclosure for its surviving Fund, the AQR Emerging Multi-Style II Fund:

The AQR Emerging Multi-Style II Fund’s investment objective is to seek long-term capital appreciation. This investment objective is not fundamental and may be changed by the Board of Trustees of the Trust without shareholder approval.

Effective upon the closing of the Emerging Multi-Style Funds Reorganization, the Prospectuses will be amended and restated to reflect a decrease in the AQR Emerging Multi-Style II Fund’s management fee by 0.05% from 0.60% to 0.55% with the following disclosure:

The Adviser is entitled to receive an advisory fee from AQR Emerging Multi-Style II Fund of 0.55%, expressed as a percentage of average daily net assets.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE